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                                                                     Exhibit 5.1

                        CONSENT OF INDEPENDENT AUDITORS

To the Sponsor, Trustee and Unit Holders of
  Tax Exempt Securities Trust, California Trust 188, Florida Trust 108, Maryland Trust 119 and New York Trust 200:

   We consent to the use of our report dated October 25, 2001, included herein and to the reference to our firm under the heading "Auditors" in the Prospectus.

                                                  /s/ KPMG LLP

                                                  KPMG LLP

New York, New York
October 25, 2001